Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED STATEMENT OF OPERATIONS*

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues	36,179	48,577	44,955	40,279	169,990	21,627	27,002	30,243	32,604	111,476
Equity in earnings of affiliates	685	917	782	584	2,968	285	830	982	807	2,904
Net gain on dispositions	1	—	1	5	7	—	2	9	7	18
Other income (loss)**	(143)	(185)	3,026	39	2,737	15	51	238	150	454
Total Revenues and Other Income	36,722	49,309	48,764	40,907	175,702	21,927	27,885	31,472	33,568	114,852

Costs and Expenses
Purchased crude oil and products	33,495	42,645	38,646	35,146	149,932	20,065	25,218	27,529	29,290	102,102
Operating expenses	1,340	1,431	1,612	1,728	6,111	1,380	1,175	1,166	1,426	5,147
Selling, general and administrative expenses	433	488	617	630	2,168	408	433	424	479	1,744
Depreciation and amortization	338	359	430	502	1,629	356	364	361	524	1,605
Impairments	—	2	—	58	60	198	—	1,298	2	1,498
Taxes other than income taxes	149	118	133	130	530	139	119	85	67	410
Accretion on discounted liabilities	6	6	5	6	23	6	6	6	6	24
Interest and debt expense	135	133	158	193	619	146	143	151	141	581
Foreign currency transaction (gains) losses	(2)	21	5	(33)	(9)	—	(9)	4	6	1
Total Costs and Expenses	35,894	45,203	41,606	38,360	161,063	22,698	27,449	31,024	31,941	113,112
Income (loss) before income taxes	828	4,106	7,158	2,547	14,639	(771)	436	448	1,627	1,740
Income tax expense (benefit)	171	924	1,618	535	3,248	(132)	62	(40)	256	146
Net Income (Loss)	657	3,182	5,540	2,012	11,391	(639)	374	488	1,371	1,594
Less: net income attributable to noncontrolling interests	75	15	149	128	367	15	78	86	98	277
Net Income (Loss) Attributable to Phillips 66	582	3,167	5,391	1,884	11,024	(654)	296	402	1,273	1,317

Net Income (Loss) Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	1.29	6.55	11.19	3.99	23.36	(1.49)	0.66	0.91	2.89	2.97
Diluted	1.29	6.53	11.16	3.97	23.27	(1.49)	0.66	0.91	2.88	2.97

Weighted-Average Common Shares Outstanding (thousands)
Basic	449,298	483,088	481,388	471,859	471,497	439,504	439,940	440,193	440,469	440,028
Diluted	450,011	485,035	483,036	474,327	473,731	439,504	440,396	440,368	441,584	440,364

Effective tax rate (%)	20.7%	22.5%	22.6%	21.0%	22.2%	17.1%	14.2%	(8.9)%	15.7%	8.4%
Adjusted effective tax rate (%)	20.7%	21.9%	22.3%	22.0%	22.0%	15.9%	18.9%	16.1%	20.2%	18.6%
* Refer to Change in Basis of Presentation discussion on page 14.
** Includes the unrealized investment gain (loss) on our investment in NOVONIX Limited (NOVONIX). See NOVONIX Investment table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream*	212	258	3,608	656	4,734	57	285	599	559	1,500
Chemicals	396	273	135	52	856	154	623	631	436	1,844
Refining*	173	3,096	2,907	1,640	7,816	(1,008)	(679)	(1,074)	408	(2,353)
Marketing and Specialties*	296	739	828	539	2,402	277	453	523	470	1,723
Corporate and Other	(249)	(260)	(320)	(340)	(1,169)	(251)	(246)	(231)	(246)	(974)
Income (loss) before income taxes	828	4,106	7,158	2,547	14,639	(771)	436	448	1,627	1,740
Less: income tax expense (benefit)	171	924	1,618	535	3,248	(132)	62	(40)	256	146
Net Income (Loss)	657	3,182	5,540	2,012	11,391	(639)	374	488	1,371	1,594
Less: net income attributable to noncontrolling interests	75	15	149	128	367	15	78	86	98	277
Net Income (Loss) Attributable to Phillips 66	582	3,167	5,391	1,884	11,024	(654)	296	402	1,273	1,317
* Refer to Change in Basis of Presentation discussion on page 14.

RECONCILIATION OF ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation*	278	250	229	237	994	206	224	254	273	957
NGL and Other*	92	248	412	448	1,200	51	65	134	215	465
NOVONIX**	(158)	(240)	(33)	(11)	(442)	—	—	224	146	370
Total Midstream	212	258	608	674	1,752	257	289	612	634	1,792
Chemicals	396	273	135	52	856	184	657	634	424	1,899
Refining
Atlantic Basin/Europe*	152	1,111	530	618	2,411	(143)	(100)	103	124	(16)
Gulf Coast*	58	958	746	360	2,122	(225)	(221)	5	120	(321)
Central Corridor*	(135)	513	1,343	716	2,437	(241)	(75)	233	145	62
West Coast*	115	610	264	(68)	921	(385)	(260)	(105)	77	(673)
Total Refining	190	3,192	2,883	1,626	7,891	(994)	(656)	236	466	(948)
Total Marketing and Specialties*	296	739	828	539	2,402	277	456	525	471	1,729
Corporate and Other	(249)	(235)	(246)	(280)	(1,010)	(251)	(244)	(230)	(245)	(970)
Adjusted income (loss) before income taxes	845	4,227	4,208	2,611	11,891	(527)	502	1,777	1,750	3,502
Less: adjusted income tax expense (benefit)	175	927	937	574	2,613	(84)	95	286	354	651
Adjusted Net Income (Loss)	670	3,300	3,271	2,037	9,278	(443)	407	1,491	1,396	2,851
Less: adjusted net income attributable to noncontrolling interests	75	15	149	138	377	66	78	88	98	330
Adjusted Net Income (Loss) Attributable to Phillips 66	595	3,285	3,122	1,899	8,901	(509)	329	1,403	1,298	2,521
* Refer to Change in Basis of Presentation discussion on page 14.
** Represents the change in fair value of our investment in NOVONIX. See NOVONIX Investments table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Impairments	—	—	—	—	—	(198)	—	(10)	—	(208)
Pension settlement expense	—	—	—	—	—	—	(4)	(3)	(1)	(8)
Hurricane-related costs	—	—	—	—	—	—	—	—	(4)	(4)
Winter-storm-related costs	—	—	—	—	—	(2)	—	—	—	(2)
Alliance shutdown-related costs*	—	—	—	—	—	—	—	—	(70)	(70)
Merger transaction costs	—	—	(13)	—	(13)	—	—	—	—	—
Gain related to merger of businesses	—	—	3,013	—	3,013	—	—	—	—	—
Restructuring costs**	—	—	—	(18)	(18)	—	—	—	—	—
Total Midstream	—	—	3,000	(18)	2,982	(200)	(4)	(13)	(75)	(292)

Chemicals
Pension settlement expense	—	—	—	—	—	—	(18)	(2)	(2)	(22)
Hurricane-related costs	—	—	—	—	—	—	—	(1)	—	(1)
Winter-storm-related costs	—	—	—	—	—	(30)	(16)	—	14	(32)
Total Chemicals	—	—	—	—	—	(30)	(34)	(3)	12	(55)

Refining
Impairments	—	—	—	—	—	—	—	(1,288)	—	(1,288)
Certain tax impacts	—	—	—	—	—	—	—	—	11	11
Pension settlement expense	—	—	—	—	—	—	(20)	(12)	(5)	(37)
Hurricane-related costs	(17)	—	24	14	21	—	—	(10)	(30)	(40)
Winter-storm-related costs	—	—	—	—	—	(14)	(3)	—	—	(17)
Alliance shutdown-related costs*	—	(26)	—	—	(26)	—	—	—	(122)	(122)
Regulatory compliance costs	—	(70)	—	—	(70)	—	—	—	88	88
Total Refining	(17)	(96)	24	14	(75)	(14)	(23)	(1,310)	(58)	(1,405)

Marketing and Specialties
Pension settlement expense	—	—	—	—	—	—	(3)	(2)	(1)	(6)
Total Marketing and Specialties	—	—	—	—	—	—	(3)	(2)	(1)	(6)

Corporate and Other
Pension settlement expense	—	—	—	—	—	—	(2)	(1)	(1)	(4)
Restructuring costs**	—	(25)	(74)	(60)	(159)	—	—	—	—	—
Total Corporate and Other	—	(25)	(74)	(60)	(159)	—	(2)	(1)	(1)	(4)

Total Special Items (Pre-tax)	(17)	(121)	2,950	(64)	2,748	(244)	(66)	(1,329)	(123)	(1,762)

Less: Income Tax Expense (Benefit)
Tax impact of pre-tax special items***	(4)	(28)	681	(14)	635	(48)	(16)	(323)	(33)	(420)
Other tax impacts	—	25	—	(25)	—	—	(17)	(3)	(65)	(85)
Total Income Tax Expense (Benefit)	(4)	(3)	681	(39)	635	(48)	(33)	(326)	(98)	(505)

Less: Income (Loss) Attributable to Noncontrolling Interests
Impairments	—	—	—	—	—	(51)	—	(2)	—	(53)
Restructuring costs**	—	—	—	(10)	(10)	—	—	—	—	—
Total Income (Loss) Attributable to Noncontrolling Interests	—	—	—	(10)	(10)	(51)	—	(2)	—	(53)

Total Phillips 66 Special Items (After-tax)	(13)	(118)	2,269	(15)	2,123	(145)	(33)	(1,001)	(25)	(1,204)

* Costs related to the shutdown of the Alliance Refinery totaled $192 million pre-tax in the fourth quarter of 2021. Shutdown-related costs recorded in the Refining segment include pre-tax charges for asset retirements of $91 million recorded in depreciation and amortization expense, and severance and other exit costs of $31 million. Shutdown-related costs in the Midstream segment include asset retirements of $70 million pre-tax recorded in depreciation and amortization expense. Costs related to the shutdown of the Alliance Refinery totaled $26 million pre-tax in the second quarter of 2022. Shutdown-related costs recorded in the Refining segment include pre-tax charges for the disposal of materials and supplies of $20 million, and asset retirements of $6 million recorded in depreciation and amortization expense.
** Midstream results in the fourth quarter of 2022 included pre-tax restructuring costs of $18 million related to the integration of DCP Midstream, of which $10 million was attributed to noncontrolling interests. Corporate results for the fourth quarter of 2022 included net pre-tax restructuring costs of $60 million related to Phillips 66’s multi-year business transformation efforts, which includes a held-for-sale asset impairment of $45 million.
*** We generally tax effect taxable U.S.-based special items using a combined federal and state annual statutory income tax rate of approximately 24%. Taxable special items attributable to foreign locations likewise use a local statutory income tax rate. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	—	—	182	—	182	(199)	—	(10)	(70)	(279)
NGL and Other	—	—	2,818	(18)	2,800	(1)	(4)	(3)	(5)	(13)
NOVONIX	—	—	—	—	—	—	—	—	—	—
Total Midstream	—	—	3,000	(18)	2,982	(200)	(4)	(13)	(75)	(292)

Refining
Atlantic Basin/Europe	—	(9)	—	—	(9)	(1)	(2)	(3)	23	17
Gulf Coast	(17)	(52)	24	14	(31)	(6)	(11)	(1,302)	(119)	(1,438)
Central Corridor	—	(22)	—	—	(22)	(7)	(6)	(3)	26	10
West Coast	—	(13)	—	—	(13)	—	(4)	(2)	12	6
Total Refining	(17)	(96)	24	14	(75)	(14)	(23)	(1,310)	(58)	(1,405)

Phillips 66 Earnings Release Supplemental Data

CASH FLOW INFORMATION*

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income (loss)	657	3,182	5,540	2,012	11,391	(639)	374	488	1,371	1,594
Depreciation and amortization	338	359	430	502	1,629	356	364	361	524	1,605
Impairments	—	2	—	58	60	198	—	1,298	2	1,498
Accretion on discounted liabilities	6	6	5	6	23	6	6	6	6	24
Deferred income taxes	142	148	856	174	1,320	(103)	266	(453)	18	(272)
Undistributed equity earnings	(100)	(390)	(495)	(323)	(1,308)	217	(218)	(77)	(50)	(128)
Net gain on dispositions	(1)	—	(1)	(5)	(7)	—	(2)	(3)	(2)	(7)
Gain related to merger of businesses	—	—	(3,013)	—	(3,013)	—	—	—	—	—
Unrealized investment (gain) loss**	169	221	28	15	433	—	—	(224)	(141)	(365)
Other	40	80	(105)	202	217	138	120	31	(340)	(51)
Net working capital changes	(115)	(1,825)	(101)	2,109	68	98	833	776	412	2,119
Net Cash Provided by Operating Activities	1,136	1,783	3,144	4,750	10,813	271	1,743	2,203	1,800	6,017

Cash Flows From Investing Activities
Capital expenditures and investments	(370)	(376)	(735)	(713)	(2,194)	(331)	(380)	(552)	(597)	(1,860)
Return of investments in equity affiliates	15	33	30	47	125	58	100	78	31	267
Proceeds from asset dispositions	1	1	1	1	4	—	24	2	1	27
Advances/loans—related parties	—	(75)	—	—	(75)	(155)	(90)	(65)	—	(310)
Collection of advances/loans—related parties	—	101	135	426	662	—	—	1	1	2
Other	(74)	25	32	7	(10)	(39)	(6)	40	7	2
Net Cash Used in Investing Activities	(428)	(291)	(537)	(232)	(1,488)	(467)	(352)	(496)	(557)	(1,872)

Cash Flows From Financing Activities
Issuance of debt	—	—	—	453	453	450	15	(15)	993	1,443
Repayment of debt	(24)	(1,457)	(476)	(926)	(2,883)	(925)	(54)	(506)	(1,469)	(2,954)
Issuance of common stock	23	44	—	36	103	20	4	—	2	26
Repurchase of common stock	—	(66)	(694)	(753)	(1,513)	—	—	—	—	—
Dividends paid on common stock	(404)	(467)	(466)	(456)	(1,793)	(394)	(394)	(394)	(403)	(1,585)
Distributions to noncontrolling interests	(77)	(24)	(3)	(81)	(185)	(76)	(82)	(81)	(85)	(324)
Repurchase of noncontrolling interests	—	—	—	(500)	(500)	—	(24)	—	—	(24)
Other	(30)	(7)	(18)	(15)	(70)	(20)	(7)	(9)	(16)	(52)
Net Cash Used in Financing Activities	(512)	(1,977)	(1,657)	(2,242)	(6,388)	(945)	(542)	(1,005)	(978)	(3,470)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(8)	(41)	(15)	113	49	(22)	7	(12)	(15)	(42)

Net Change in Cash and Cash Equivalents	188	(526)	935	2,389	2,986	(1,163)	856	690	250	633
Cash and cash equivalents at beginning of period	3,147	3,335	2,809	3,744	3,147	2,514	1,351	2,207	2,897	2,514
Cash and Cash Equivalents at End of Period	3,335	2,809	3,744	6,133	6,133	1,351	2,207	2,897	3,147	3,147
* Refer to Change in Basis of Presentation discussion on page 14.
** Represents the unrealized gain (loss) on our investment in NOVONIX. See NOVONIX Investment table on page 5 for more details.

CAPITAL PROGRAM

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream*†	163	105	461	314	1,043	100	139	328	166	733
Chemicals	—	—	—	—	—	—	—	—	—	—
Refining†	172	221	211	324	928	184	188	158	254	784
Marketing and Specialties	11	19	30	29	89	22	22	28	130	202
Corporate and Other	24	31	33	46	134	25	31	38	47	141
Consolidated Capital Expenditures and Investments	370	376	735	713	2,194	331	380	552	597	1,860
* Includes 100% of DCP Midstream, LLC Class A Segment (DCP Midstream Class A Segment), DCP Sand Hills Pipeline, LLC (DCP Sand Hills) and DCP Southern Hills Pipeline, LLC (DCP Southern Hills) capital expenditures and investments from August 18, 2022, forward, net of acquired cash.
† Refer to Change in Basis of Presentation discussion on page 14.

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments*
CPChem (Chemicals)	113	161	158	269	701	79	72	88	128	367
WRB (Refining)	42	47	36	52	177	59	47	61	62	229
Selected Equity Affiliates	155	208	194	321	878	138	119	149	190	596

* Our share of joint ventures' capital spending, excluding DCP Midstream, LLC (DCP Midstream) due to the consolidation of DCP Midstream Class A Segment. Refer to Change in Basis of Presentation discussion on page 14.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Transportation*	278	250	411	237	1,176	7	224	244	203	678
NGL and Other*	92	248	3,230	430	4,000	50	61	131	210	452
NOVONIX	(158)	(240)	(33)	(11)	(442)	—	—	224	146	370
Income before Income Taxes	212	258	3,608	656	4,734	57	285	599	559	1,500
* Refer to Change in Basis of Presentation discussion on page 14.

Equity in Earnings of Affiliates
Transportation	154	133	133	125	545	126	120	140	142	528
NGL and Other	73	186	81	31	371	71	52	72	154	349
NOVONIX	—	—	—	—	—	—	—	—	—	—
Total	227	319	214	156	916	197	172	212	296	877

NOVONIX Investment
Unrealized Investment Gain (Loss)	(169)	(221)	(28)	(15)	(433)	—	—	224	141	365
Unrealized Foreign Currency Transaction Gain (Loss)	11	(19)	(5)	4	(9)	—	—	—	5	5
Change in Fair Value of NOVONIX Investment	(158)	(240)	(33)	(11)	(442)	—	—	224	146	370

Depreciation and Amortization*
Transportation	39	43	46	46	174	40	40	45	109	234
NGL and Other**	50	50	115	179	394	47	47	48	49	191
NOVONIX	—	—	—	—	—	—	—	—	—	—
Total	89	93	161	225	568	87	87	93	158	425
* Excludes D&A of all non-consolidated affiliates.
** Refer to Change in Basis of Presentation discussion on page 14.

Operating and SG&A Expenses*
Transportation	186	187	224	217	814	173	189	188	209	759
NGL and Other**	81	89	281	393	844	96	69	63	88	316
NOVONIX	—	—	—	—	—	—	—	—	—	—
Total	267	276	505	610	1,658	269	258	251	297	1,075
* Excludes operating and SG&A expenses of all non-consolidated affiliates.
** Refer to Change in Basis of Presentation discussion on page 14.

Transportation Volumes (MB/D)
Pipelines*	3,099	3,066	3,084	3,109	3,089	2,801	3,424	3,483	3,370	3,271
Terminals	2,900	2,917	3,066	3,039	2,981	2,675	2,786	2,771	2,927	2,790
* Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment, excluding NGL pipelines.

PSX Other Volumes
NGL Fractionated (MB/D)*	452	469	508	686	529	363	401	420	454	410
NGL Production (MB/D)**	400	438	434	420	423	356	406	398	416	394
* Includes 100% of DCP Midstream Class A Segment from August 18, 2022, forward.
** Includes 100% of DCP Midstream Class A Segment.

Market Indicator
Weighted-Average NGL Price ($/gal)*	1.10	1.15	0.98	0.76	1.00	0.69	0.71	0.91	1.00	0.83
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income before Income Taxes to Adjusted EBITDA
Income before income taxes*	212	258	3,608	656	4,734	57	285	599	559	1,500
Plus:
Depreciation and amortization	89	93	161	225	568	87	87	93	158	425
EBITDA*	301	351	3,769	881	5,302	144	372	692	717	1,925

Special Item Adjustments (pre-tax):
Impairments	—	—	—	—	—	198	—	10	—	208
Pension settlement expense	—	—	—	—	—	—	4	3	1	8
Hurricane-related costs	—	—	—	—	—	—	—	—	4	4
Winter-storm-related costs	—	—	—	—	—	2	—	—	—	2
Merger transaction costs	—	—	13	—	13	—	—	—	—	—
Gain related to merger of businesses	—	—	(3,013)	—	(3,013)	—	—	—	—	—
Restructuring costs	—	—	—	18	18	—	—	—	—	—
Total Special Item Adjustments (pre-tax)	—	—	(3,000)	18	(2,982)	200	4	13	5	222
Change in Fair Value of NOVONIX Investment**	158	240	33	11	442	—	—	(224)	(146)	(370)
EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment*	459	591	802	910	2,762	344	376	481	576	1,777

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	2	4	4	3	13	2	4	4	4	14
Proportional share of selected equity affiliates net interest	41	39	26	13	119	43	43	42	41	169
Proportional share of selected equity affiliates depreciation and amortization	56	57	51	45	209	57	57	58	57	229
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(24)	(21)	(206)	(176)	(427)	(18)	(20)	(22)	(21)	(81)
Adjusted EBITDA*	534	670	677	795	2,676	428	460	563	657	2,108
* Refer to Change in Basis of Presentation discussion on page 14.
** See NOVONIX Investment table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Transportation
Income before income taxes	278	250	411	237	1,176	7	224	244	203	678
Plus:
Depreciation and amortization	39	43	46	46	174	40	40	45	109	234
EBITDA*	317	293	457	283	1,350	47	264	289	312	912

Special Item Adjustments (pre-tax):
Impairments	—	—	—	—	—	198	—	10	—	208
Winter-storm-related costs	—	—	—	—	—	1	—	—	—	1
Gain related to merger of businesses	—	—	(182)	—	(182)	—	—	—	—	—
EBITDA, Adjusted for Special Items*	317	293	275	283	1,168	246	264	299	312	1,121

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	2	3	4	3	12	2	4	4	4	14
Proportional share of selected equity affiliates net interest	21	19	16	13	69	21	21	21	21	84
Proportional share of selected equity affiliates depreciation and amortization	37	38	34	27	136	37	37	38	38	150
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(24)	(21)	(11)	(3)	(59)	(18)	(20)	(22)	(21)	(81)
Adjusted EBITDA*	353	332	318	323	1,326	288	306	340	354	1,288
* Refer to Change in Basis of Presentation discussion on page 14.

NGL and Other
Income before income taxes*	92	248	3,230	430	4,000	50	61	131	210	452
Plus:
Depreciation and amortization	50	50	115	179	394	47	47	48	49	191
EBITDA*	142	298	3,345	609	4,394	97	108	179	259	643

Special Item Adjustments (pre-tax):
Pension settlement expense	—	—	—	—	—	—	4	3	1	8
Hurricane-related costs	—	—	—	—	—	—	—	—	4	4
Winter-storm-related costs	—	—	—	—	—	1	—	—	—	1
Merger transaction costs	—	—	13	—	13	—	—	—	—	—
Gain related to merger of businesses	—	—	(2,831)	—	(2,831)	—	—	—	—	—
Restructuring costs	—	—	—	18	18	—	—	—	—	—
EBITDA, Adjusted for Special Items*	142	298	527	627	1,594	98	112	182	264	656

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	1	—	—	1	—	—	—	—	—
Proportional share of selected equity affiliates net interest	20	20	10	—	50	22	22	21	20	85
Proportional share of selected equity affiliates depreciation and amortization	19	19	17	18	73	20	20	20	19	79
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	—	—	(195)	(173)	(368)	—	—	—	—	—
Adjusted EBITDA*	181	338	359	472	1,350	140	154	223	303	820
* Refer to Change in Basis of Presentation discussion on page 14.

Phillips 66 Earnings Release Supplemental Data

CHEMICALS

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	396	273	135	52	856	154	623	631	436	1,844

Equity in Earnings of Affiliate	393	271	129	49	842	152	620	627	433	1,832

100% CPChem Results
Net Income, excludes parent company income tax related to CPChem's earnings	764	544	257	97	1,662	304	1,240	1,253	887	3,684

Income before Income Taxes	787	566	275	106	1,734	320	1,266	1,276	914	3,776

Depreciation and Amortization	141	144	145	155	585	146	144	151	151	592

Net Interest Expense*	23	11	12	9	55	22	24	24	24	94
* Net of interest income.

Investing Cash Flows—Outflows/(Inflows)
Capital Expenditures and Investments	225	322	317	538	1,402	157	144	177	255	733
Return of Investments from Equity Companies	(26)	(34)	(5)	—	(65)	(30)	(107)	(82)	(46)	(265)

Olefins and Polyolefins Capacity Utilization (%)	99%	94%	90%	83%	91%	79%	102%	102%	97%	95%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	39.5	35.0	31.6	26.7	33.2	41.9	41.1	45.6	38.4	41.8
HDPE Blow Molding, Domestic Spot (cents/lb)	69.8	69.8	52.9	43.3	58.9	71.9	88.3	98.8	84.8	86.0

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	22.1	28.0	26.6	21.0	24.4	13.2	12.5	16.1	20.8	15.7
HDPE Blow Molding, Total Cash Cost (cents/lb)	53.9	49.8	46.6	41.2	47.9	55.7	54.9	59.7	52.8	55.8

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	33.4	26.9	11.3	7.9	19.9	44.9	62.0	68.6	49.6	56.3
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA
Income before income taxes	396	273	135	52	856	154	623	631	436	1,844
Plus:
None	—	—	—	—	—	—	—	—	—	—
EBITDA	396	273	135	52	856	154	623	631	436	1,844

Special Item Adjustments (pre-tax):
Pension settlement expense	—	—	—	—	—	—	18	2	2	22
Hurricane-related costs	—	—	—	—	—	—	—	1	—	1
Winter-storm-related costs	—	—	—	—	—	30	16	—	(14)	32
EBITDA, Adjusted for Special Items	396	273	135	52	856	184	657	634	424	1,899

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	29	38	25	12	104	28	48	33	35	144
Proportional share of selected equity affiliates net interest	11	6	5	4	26	11	12	12	13	48
Proportional share of selected equity affiliates depreciation and amortization	101	103	103	104	411	103	102	102	104	411
Adjusted EBITDA	537	420	268	172	1,397	326	819	781	576	2,502

Phillips 66 Earnings Release Supplemental Data

REFINING

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Atlantic Basin/Europe*	152	1,102	530	618	2,402	(144)	(102)	100	147	1
Gulf Coast*	41	906	770	374	2,091	(231)	(232)	(1,297)	1	(1,759)
Central Corridor*	(135)	491	1,343	716	2,415	(248)	(81)	230	171	72
West Coast*	115	597	264	(68)	908	(385)	(264)	(107)	89	(667)
Income (Loss) before Income Taxes	173	3,096	2,907	1,640	7,816	(1,008)	(679)	(1,074)	408	(2,353)
* Refer to Change in Basis of Presentation discussion on page 14.

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	3.17	22.10	10.72	11.88	12.05	(3.36)	(2.04)	2.09	3.06	0.01
Gulf Coast	0.79	17.25	15.27	7.77	10.29	(4.23)	(3.34)	(20.26)	0.02	(7.30)
Central Corridor	(5.70)	21.69	53.36	27.01	24.64	(12.55)	(3.45)	8.72	6.58	0.75
West Coast	3.98	19.77	9.14	(2.47)	7.86	(14.86)	(9.38)	(3.50)	3.14	(5.90)
Worldwide	1.13	19.95	18.89	10.64	12.69	(7.05)	(3.97)	(6.36)	2.63	(3.69)

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	11.71	30.39	19.22	19.58	20.30	4.86	4.63	9.27	11.00	7.48
Gulf Coast	8.59	25.71	22.30	16.35	18.25	4.04	2.73	6.46	10.16	5.65
Central Corridor	7.89	26.72	38.76	25.03	24.96	5.97	6.40	12.47	12.60	9.65
West Coast	17.74	33.31	28.64	16.77	24.31	3.33	3.66	7.60	15.80	7.70
Worldwide	10.83	28.62	26.87	19.73	21.55	4.58	4.20	8.84	11.95	7.42
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	(3)	(2)	(2)	(2)	(9)	(2)	(2)	(3)	(2)	(9)
Gulf Coast	(2)	(3)	(1)	(1)	(7)	(3)	—	(1)	(7)	(11)
Central Corridor	(16)	228	294	257	763	(117)	(65)	31	(13)	(164)
West Coast	—	—	—	—	—	—	—	—	—	—
Total	(21)	223	291	254	747	(122)	(67)	27	(22)	(184)

Depreciation and Amortization*
Atlantic Basin/Europe	52	51	50	49	202	52	52	52	54	210
Gulf Coast**	56	67	58	61	242	82	82	77	154	395
Central Corridor	35	36	36	40	147	34	34	34	37	139
West Coast	60	63	76	76	275	54	57	57	72	240
Total	203	217	220	226	866	222	225	220	317	984
* Excludes D&A of all equity affiliates.
** Refer to Change in Basis of Presentation discussion on page 14.

Operating and SG&A Expenses*
Atlantic Basin/Europe**	302	303	329	349	1,283	235	227	248	303	1,013
Gulf Coast**	321	325	277	326	1,249	340	318	333	395	1,386
Central Corridor**	197	277	193	204	871	212	132	135	199	678
West Coast**	313	314	458	432	1,517	392	290	276	299	1,257
Total	1,133	1,219	1,257	1,311	4,920	1,179	967	992	1,196	4,334
* Excludes operating and SG&A expenses of all equity affiliates.
** Refer to Change in Basis of Presentation discussion on page 14.

Turnaround Expense, included in Operating and SG&A Expenses*
Atlantic Basin/Europe	13	22	44	52	131	17	13	32	34	96
Gulf Coast	31	40	53	101	225	33	9	24	27	93
Central Corridor	26	117	17	17	177	17	36	13	28	94
West Coast	32	44	111	66	253	125	60	12	17	214
Total	102	223	225	236	786	192	118	81	106	497
* Excludes turnaround expense of all equity affiliates.

Taxes Other than Income Taxes
Atlantic Basin/Europe	19	14	14	6	53	20	18	15	16	69
Gulf Coast*	27	22	19	19	87	27	26	13	8	74
Central Corridor	18	18	16	5	57	15	11	12	13	51
West Coast	24	19	31	17	91	23	22	4	—	49
Total	88	73	80	47	288	85	77	44	37	243
* Refer to Change in Basis of Presentation discussion on page 14.

Foreign Currency Gains (Losses) Pre-Tax	(8)	(10)	(5)	30	7	1	9	(4)	(10)	(4)

Refining—Equity Affiliate Information
Equity in earnings (losses) of affiliates	(21)	223	291	254	747	(122)	(67)	27	(22)	(184)
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(228)	(495)	(539)	(499)	(1,761)	(129)	(167)	(220)	(216)	(732)
Equity affiliate-related expenses not included in Realized Refining Margins	(249)	(272)	(248)	(245)	(1,014)	(251)	(234)	(193)	(238)	(916)
Regional Totals
Atlantic Basin/Europe	(26)	(28)	(24)	(24)	(102)	(45)	(44)	(22)	(21)	(132)
Gulf Coast	(2)	(3)	(1)	(1)	(7)	(3)	—	(1)	(7)	(11)
Central Corridor	(221)	(241)	(223)	(220)	(905)	(203)	(190)	(170)	(210)	(773)
Total	(249)	(272)	(248)	(245)	(1,014)	(251)	(234)	(193)	(238)	(916)
* Other costs associated with equity affiliates which do not flow through equity earnings (losses).

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income (Loss) before Income Taxes to Adjusted EBITDA ($ Millions)
Income (loss) before income taxes*	173	3,096	2,907	1,640	7,816	(1,008)	(679)	(1,074)	408	(2,353)
Plus:
Depreciation and amortization*	203	217	220	226	866	222	225	220	317	984
EBITDA*	376	3,313	3,127	1,866	8,682	(786)	(454)	(854)	725	(1,369)

Special Item Adjustments (pre-tax):
Impairments	—	—	—	—	—	—	—	1,288	—	1,288
Certain tax impacts	—	—	—	—	—	—	—	—	(11)	(11)
Pension settlement expense	—	—	—	—	—	—	20	12	5	37
Hurricane-related costs	17	—	(24)	(14)	(21)	—	—	10	30	40
Winter-storm-related costs	—	—	—	—	—	14	3	—	—	17
Alliance shutdown-related costs	—	20	—	—	20	—	—	—	31	31
Regulatory compliance costs	—	70	—	—	70	—	—	—	(88)	(88)
EBITDA, Adjusted for Special Items*	393	3,403	3,103	1,852	8,751	(772)	(431)	456	692	(55)

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	1	1	2	(2)	(1)	—	3	—
Proportional share of selected equity affiliates net interest	2	3	1	—	6	2	2	1	4	9
Proportional share of selected equity affiliates depreciation and amortization	23	23	22	24	92	25	26	27	25	103
Adjusted EBITDA*	418	3,429	3,127	1,877	8,851	(747)	(404)	484	724	57
* Refer to Change in Basis of Presentation discussion on page 14.

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	503	526	525	542	524	438	513	487	478	479
Total Processed Inputs (MB/D)	533	548	538	566	546	476	549	519	523	517
Crude Oil Capacity Utilization (%)	94%	98%	98%	101%	98%	82%	96%	91%	89%	89%
Clean Product Yield (%)	85%	83%	82%	83%	83%	86%	83%	84%	84%	84%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	497	500	481	473	488	553	687	623	505	592
Total Processed Inputs (MB/D)	579	577	548	523	557	606	762	697	575	660
Crude Oil Capacity Utilization (%)	94%	94%	91%	89%	92%	71%	88%	80%	95%	82%
Clean Product Yield (%)	77%	79%	81%	81%	79%	73%	78%	78%	80%	77%

Central Corridor*
Crude Oil Charge Input (MB/D)	453	435	492	497	469	384	462	493	503	461
Total Processed Inputs (MB/D)	470	446	509	515	485	397	475	506	519	474
Crude Oil Capacity Utilization (%)	85%	82%	93%	94%	88%	72%	87%	93%	95%	87%
Clean Product Yield (%)	88%	87%	88%	91%	88%	86%	87%	88%	90%	88%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	294	306	290	269	290	268	286	302	278	284
Total Processed Inputs (MB/D)	321	332	314	299	316	288	309	332	308	310
Crude Oil Capacity Utilization (%)	81%	84%	80%	74%	80%	74%	79%	83%	76%	78%
Clean Product Yield (%)	90%	85%	90%	89%	89%	86%	83%	90%	92%	88%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,747	1,767	1,788	1,781	1,771	1,643	1,948	1,905	1,764	1,816
Total Processed Inputs (MB/D)	1,903	1,903	1,909	1,903	1,904	1,767	2,095	2,054	1,925	1,961
Crude Oil Capacity Utilization (%)	89%	90%	91%	91%	90%	74%	88%	86%	90%	84%
Clean Product Yield (%)	84%	83%	85%	86%	84%	82%	82%	84%	86%	83%

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	226	221	210	230	222	220	242	232	237	233
Distillates	210	216	215	226	217	175	197	188	190	188
Other	102	113	114	113	110	87	113	103	101	101
Total	538	550	539	569	549	482	552	523	528	522
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	233	231	223	226	228	219	310	281	243	263
Distillates	194	206	200	185	196	201	257	235	195	222
Other	163	149	134	118	141	183	196	184	146	177
Total	590	586	557	529	565	603	763	700	584	662

Central Corridor*
Gasoline	235	211	246	260	238	191	227	255	266	235
Distillates	176	176	200	206	190	149	183	187	201	180
Other	63	59	66	52	59	58	65	68	55	61
Total	474	446	512	518	487	398	475	510	522	476
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	166	156	158	156	159	138	138	166	170	153
Distillates	123	126	124	110	121	110	118	131	113	118
Other	32	48	30	29	35	40	51	32	26	37
Total	321	330	312	295	315	288	307	329	309	308

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	860	819	837	872	847	768	917	934	916	884
Distillates	703	724	739	727	724	635	755	741	699	708
Other	360	369	344	312	345	368	425	387	328	376
Total	1,923	1,912	1,920	1,911	1,916	1,771	2,097	2,062	1,943	1,968

Market Indicators*
Crude and Crude Differentials ($/BBL)
WTI	94.49	108.66	91.76	82.85	94.44	57.84	66.09	70.58	77.35	67.96
Brent	101.40	113.78	100.85	88.71	101.19	60.90	68.83	73.47	79.73	70.73
LLS	96.77	110.15	94.19	85.50	96.65	59.98	67.95	71.51	78.40	69.46
ANS	95.61	112.48	99.12	87.99	98.80	60.76	68.44	72.73	79.81	70.44
WTI less Maya	5.62	4.87	7.30	11.26	7.26	1.44	3.21	4.37	5.59	3.65
WTI less WCS (settlement differential)	14.53	12.80	19.86	25.66	18.22	12.47	11.49	13.58	14.64	13.04

Natural Gas ($/MMBtu)
Henry Hub	4.60	7.39	7.96	5.55	6.38	3.51	2.88	4.28	4.74	3.85

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	13.57	41.02	25.69	20.39	25.17	11.73	18.61	21.15	17.90	17.35
East Coast Distillate less Brent	28.40	68.16	49.04	73.13	54.68	12.09	15.24	16.07	20.47	15.97
Gulf Coast
Gulf Coast Gasoline less LLS	16.24	32.87	17.21	11.51	19.46	11.22	15.47	18.61	14.64	14.99
Gulf Coast Distillate less LLS	28.52	57.49	52.51	56.08	48.65	11.30	14.03	15.87	19.12	15.08
Central Corridor
Central Gasoline less WTI	16.17	36.31	27.38	14.73	23.65	14.90	19.96	20.83	13.87	17.39
Central Distillate less WTI	27.31	60.45	60.24	59.20	51.80	17.24	18.40	19.38	19.73	18.69
West Coast
West Coast Gasoline less ANS	31.92	51.66	46.29	27.03	39.23	16.88	24.76	23.54	22.75	21.98
West Coast Distillate less ANS	32.28	58.37	50.26	54.10	48.75	14.14	15.28	18.55	22.44	17.60

Worldwide Market Crack Spread ($/BBL)**	21.93	46.72	36.29	32.12	34.26	13.23	17.76	19.44	17.93	17.09

Renewable Volume Obligation (RVO) Cost in Crack ($/BBL)	6.44	7.80	8.11	8.54	7.72	5.50	8.16	7.31	6.11	6.77
* Based on daily spot prices, unless otherwise noted.
** Weighted average based on Phillips 66 crude capacity.

Phillips 66 Earnings Release Supplemental Data

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes*	296	739	828	539	2,402	277	453	523	470	1,723
* Refer to Change in Basis of Presentation discussion on page 14.

Income before Income Taxes ($/BBL)
U.S.	1.13	2.86	2.16	1.65	1.95	1.36	2.15	1.93	1.44	1.74
International	0.92	7.30	12.60	8.54	7.44	2.24	1.96	4.84	7.13	4.13

Realized Marketing Fuel Margins ($/BBL)*
U.S.	1.59	3.24	2.49	2.05	2.34	1.94	2.62	2.29	1.87	2.19
International	2.30	8.20	12.40	9.94	8.29	4.01	2.89	6.75	9.81	5.96
* See note on the use of non-GAAP measures. Also, reconciliations of income before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Other Realized Margins and Revenues not included in Marketing Fuel Margins*	246	263	298	180	987	173	176	148	169	666
* Excludes gain on dispositions and excise taxes on sales of refined petroleum products.

Equity in Earnings of Affiliates	85	104	148	126	463	58	105	116	100	379

Depreciation and Amortization*	27	29	27	27	110	27	30	27	29	113
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*†	318	359	344	336	1,357	286	312	307	349	1,254
* Excludes operating and SG&A expenses of all equity affiliates.
† Refer to Change in Basis of Presentation discussion on page 14.

Refined Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,046	1,089	1,096	1,078	1,077	960	1,095	1,098	1,142	1,074
Distillates	834	789	757	774	788	660	776	895	822	789
Other	—	—	—	—	—	—	—	—	—	—
Total	1,880	1,878	1,853	1,852	1,865	1,620	1,871	1,993	1,964	1,863

International Marketing
Gasoline	83	87	94	94	90	63	81	91	82	80
Distillates	177	171	178	170	174	158	171	179	174	170
Other	17	19	16	20	18	18	18	17	17	17
Total	277	277	288	284	282	239	270	287	273	267

Worldwide Marketing
Gasoline	1,129	1,176	1,190	1,172	1,167	1,023	1,176	1,189	1,224	1,154
Distillates	1,011	960	935	944	962	818	947	1,074	996	959
Other	17	19	16	20	18	18	18	17	17	17
Total	2,157	2,155	2,141	2,136	2,147	1,859	2,141	2,280	2,237	2,130

Foreign Currency Gains (Losses) Pre-Tax	1	7	6	(4)	10	—	1	—	(1)	—

Reconciliation of Marketing and Specialties Income before Income Taxes to Adjusted EBITDA
Income before income taxes*	296	739	828	539	2,402	277	453	523	470	1,723
Plus:
Depreciation and amortization	27	29	27	27	110	27	30	27	29	113
EBITDA*	323	768	855	566	2,512	304	483	550	499	1,836

Special Item Adjustments (pre-tax):
Pension settlement expense	—	—	—	—	—	—	3	2	1	6
EBITDA, Adjusted for Special Items*	323	768	855	566	2,512	304	486	552	500	1,842

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	6	6	7	5	24	5	6	7	6	24
Proportional share of selected equity affiliates net interest	5	5	6	8	24	4	4	4	4	16
Proportional share of selected equity affiliates depreciation and amortization	21	18	18	19	76	17	17	17	18	69
Adjusted EBITDA*	355	797	886	598	2,636	330	513	580	528	1,951
* Refer to Change in Basis of Presentation discussion on page 14.

Phillips 66 Earnings Release Supplemental Data

CORPORATE AND OTHER

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes*	(249)	(260)	(320)	(340)	(1,169)	(251)	(246)	(231)	(246)	(974)
* Refer to Change in Basis of Presentation discussion on page 14.

Detail of Loss before Income Taxes
Net interest expense	(132)	(127)	(136)	(142)	(537)	(143)	(141)	(148)	(151)	(583)
Corporate overhead and other	(117)	(133)	(184)	(198)	(632)	(108)	(105)	(83)	(95)	(391)
Total	(249)	(260)	(320)	(340)	(1,169)	(251)	(246)	(231)	(246)	(974)

Net Interest Expense
Interest expense	(144)	(141)	(167)	(200)	(652)	(150)	(148)	(159)	(151)	(608)
Capitalized interest	9	8	9	7	33	4	5	8	10	27
Loss on early debt retirement	—	—	—	—	—	—	—	—	(13)	(13)
Interest income	3	6	22	51	82	3	2	3	3	11
Total	(132)	(127)	(136)	(142)	(537)	(143)	(141)	(148)	(151)	(583)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA
Loss before income taxes	(249)	(260)	(320)	(340)	(1,169)	(251)	(246)	(231)	(246)	(974)
Plus:
Net interest expense	132	127	136	142	537	143	141	148	151	583
Depreciation and amortization	19	20	22	24	85	20	22	21	20	83
EBITDA	(98)	(113)	(162)	(174)	(547)	(88)	(83)	(62)	(75)	(308)

Special Item Adjustments (pre-tax):
Pension settlement expense	—	—	—	—	—	—	2	1	1	4
Restructuring costs	—	25	74	60	159	—	—	—	—	—
EBITDA, Adjusted for Special Items	(98)	(88)	(88)	(114)	(388)	(88)	(81)	(61)	(74)	(304)

Other Adjustments (pre-tax):
None	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	(98)	(88)	(88)	(114)	(388)	(88)	(81)	(61)	(74)	(304)

Foreign Currency Gains (Losses) Pre-Tax	(1)	—	(1)	3	1	(1)	(1)	—	—	(2)

Phillips 66 Total Company Debt
Total Debt	14,434	12,969	17,657	17,190	17,190	15,422	15,413	14,910	14,448	14,448
Debt-to-Capital Ratio (%)	39%	35%	35%	34%	34%	43%	43%	42%	40%	40%

Total Equity	22,121	24,573	33,309	34,106	34,106	20,457	20,602	20,597	21,637	21,637

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF CONSOLIDATED NET INCOME (LOSS) TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income (loss)	657	3,182	5,540	2,012	11,391	(639)	374	488	1,371	1,594
Plus:
Income tax expense (benefit)	171	924	1,618	535	3,248	(132)	62	(40)	256	146
Net interest expense	132	127	136	142	537	143	141	148	151	583
Depreciation and amortization	338	359	430	502	1,629	356	364	361	524	1,605
Phillips 66 EBITDA*	1,298	4,592	7,724	3,191	16,805	(272)	941	957	2,302	3,928

Special Item Adjustments (pre-tax):
Impairments	—	—	—	—	—	198	—	1,298	—	1,496
Certain tax impacts	—	—	—	—	—	—	—	—	(11)	(11)
Pension settlement expense	—	—	—	—	—	—	47	20	10	77
Hurricane-related costs	17	—	(24)	(14)	(21)	—	—	11	34	45
Winter-storm-related costs	—	—	—	—	—	46	19	—	(14)	51
Alliance shutdown-related costs	—	20	—	—	20	—	—	—	31	31
Regulatory compliance costs	—	70	—	—	70	—	—	—	(88)	(88)
Restructuring costs	—	25	74	78	177	—	—	—	—	—
Merger transaction costs	—	—	13	—	13	—	—	—	—	—
Gain related to merger of businesses	—	—	(3,013)	—	(3,013)	—	—	—	—	—
Total Special Item Adjustments (pre-tax)	17	115	(2,950)	64	(2,754)	244	66	1,329	(38)	1,601
Change in Fair Value of NOVONIX Investment**	158	240	33	11	442	—	—	(224)	(146)	(370)
Phillips 66 EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment*	1,473	4,947	4,807	3,266	14,493	(28)	1,007	2,062	2,118	5,159

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	37	48	37	21	143	33	57	44	48	182
Proportional share of selected equity affiliates net interest	59	53	38	25	175	60	61	59	62	242
Proportional share of selected equity affiliates depreciation and amortization	201	201	194	192	788	202	202	204	204	812
Adjusted EBITDA attributable to noncontrolling interests, excluding PSXP	(24)	(21)	(206)	(176)	(427)	(18)	(20)	(22)	(21)	(81)
Adjusted EBITDA attributable to public ownership interest in PSXP†	(82)	—	—	—	(82)	(83)	(95)	(103)	(112)	(393)
Phillips 66 Adjusted EBITDA*	1,664	5,228	4,870	3,328	15,090	166	1,212	2,244	2,299	5,921

* Refer to Change in Basis of Presentation discussion below.
** See NOVONIX Investment table on page 5 for more details.
† On March 9, 2022, Phillips 66 Partners LP became a wholly owned subsidiary of Phillips 66.

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms "EBITDA," "adjusted EBITDA," "realized refining margin per barrel," and "realized marketing fuel margin per barrel." These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measures most directly comparable to EBITDA and adjusted EBITDA are net income for consolidated company information and income before income taxes for segment information. Reconciliations of net income (loss) and income (loss) before income taxes to EBITDA and adjusted EBITDA are included in this earnings release supplemental data. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The GAAP measure most directly comparable to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income (loss) before income taxes per barrel to realized refining margin and realized marketing fuel margin are included in this earnings release supplemental data. Adjusted effective tax rate demonstrates the effective tax rate with the consideration of the tax effect on special items. The GAAP financial measure most comparable to adjusted effective tax rate is effective tax rate. A reconciliation of effective tax rate to adjusted effective tax rate is included in this earnings release supplemental data.
Changes in Basis of Presentation – In connection with the merger of DCP Midstream and Gray Oak Holdings LLC (Gray Oak Holdings), the results of our Transportation business reflect a decrease in our indirect economic interest in Gray Oak Pipeline, LLC (Gray Oak Pipeline) to 6.5% from August 18, 2022, forward. Prior to August 18, 2022, the Transportation results presented herein reflect Gray Oak Holdings' 65% economic interests in Gray Oak Pipeline. The results of our NGL and Other business include the consolidated results of DCP Midstream Class A Segment, DCP Sand Hills and DCP Southern Hills from August 18, 2022, forward. Prior to August 18, 2022, our investments in DCP Midstream, DCP Sand Hills and DCP Southern Hills were accounted for using the equity method. As a result of the merger and consolidation, in the third quarter of 2022, we began presenting the results of DCP Midstream Class A Segment within the results of our NGL and Other business. Prior periods also have been updated to reflect the results from our equity investment in DCP Midstream prior to August 18, 2022, within the results of our NGL and Other business. In addition, the DCP Midstream Class A Segment's net interest expense is reflected in our Corporate segment from August 18, 2022, forward. See Note 1 and Note 2 in the Notes to the Consolidated Financial Statements of our third quarter 2022 Form 10-Q for further details. During the fourth quarter of 2022, we changed the internal financial information reviewed by our chief executive officer to evaluate results and allocate resources to reflect the realignment of certain businesses between segments and business lines. We determined this realignment resulted in a change in the composition of our operating segments. Accordingly, prior period results have been recast for comparability. The primary effects of this realignment included moving the results of certain processing assets at our Sweeny and Lake Charles refineries, in the Gulf Coast Region, from the Midstream segment (NGL and Other) to the Refining segment. Additionally, commissions charged to the Refining segment by the Marketing and Specialties segment related to sales of specialty products were eliminated and the costs of the sales organization were reclassified from the Marketing and Specialties segment to the Refining segment. Additionally, we no longer present disaggregated business line results for our Chemicals and Marketing and Specialties segments.

Phillips 66 Earnings Release Supplemental Data

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income (loss) before income taxes	152	1,102	530	618	2,402	(144)	(102)	100	147	1
Plus:
Taxes other than income taxes	19	14	14	6	53	20	18	15	16	69
Depreciation, amortization and impairments	52	51	50	50	203	52	52	52	54	210
Selling, general and administrative expenses	6	7	18	10	41	5	9	9	9	32
Operating expenses	296	296	311	339	1,242	230	218	239	294	981
Equity in losses of affiliates	3	2	2	2	9	2	2	3	2	9
Other segment (income) expense, net	12	8	2	(28)	(6)	—	(8)	6	11	9
Proportional share of refining gross margins contributed by equity affiliates	23	26	22	22	93	43	42	19	19	123
Special items:
Certain tax impacts	—	—	—	—	—	—	—	—	(4)	(4)
Regulatory compliance costs	—	9	—	—	9	—	—	—	(20)	(20)
Realized refining margins	563	1,515	949	1,019	4,046	208	231	443	528	1,410

Total processed inputs (MB)	48,015	49,854	49,420	52,030	199,319	42,826	49,979	47,792	48,100	188,697
Adjusted total processed inputs (MB)	48,015	49,854	49,420	52,030	199,319	42,826	49,979	47,792	48,100	188,697

Income (loss) before income taxes ($/BBL)**	3.17	22.10	10.72	11.88	12.05	(3.36)	(2.04)	2.09	3.06	0.01
Realized refining margins ($/BBL)***	11.71	30.39	19.22	19.58	20.30	4.86	4.63	9.27	11.00	7.48

GULF COAST
Income (loss) before income taxes	41	906	770	374	2,091	(231)	(232)	(1,297)	1	(1,759)
Plus:
Taxes other than income taxes	27	22	19	19	87	27	26	13	8	74
Depreciation, amortization and impairments	56	67	59	68	250	82	82	1,365	154	1,683
Selling, general and administrative expenses	4	5	4	6	19	8	9	10	7	34
Operating expenses	317	320	273	320	1,230	332	309	323	388	1,352
Equity in losses of affiliates	2	3	1	1	7	3	—	1	7	11
Other segment (income) expense, net	—	1	—	—	1	—	(6)	(1)	—	(7)
Proportional share of refining gross margins contributed by equity affiliates	—	—	—	—	—	—	—	—	—	—
Special items:
Regulatory compliance costs	—	26	—	—	26	—	—	—	(28)	(28)
Realized refining margins	447	1,350	1,126	788	3,711	221	188	414	537	1,360

Total processed inputs (MB)	52,151	52,523	50,435	48,160	203,269	54,560	69,364	64,016	52,919	240,859
Adjusted total processed inputs (MB)	52,151	52,523	50,435	48,160	203,269	54,560	69,364	64,016	52,919	240,859

Income (loss) before income taxes ($/BBL)**	0.79	17.25	15.27	7.77	10.29	(4.23)	(3.34)	(20.26)	0.02	(7.30)
Realized refining margins ($/BBL)***	8.59	25.71	22.30	16.35	18.25	4.04	2.73	6.46	10.16	5.65

CENTRAL CORRIDOR
Income (loss) before income taxes	(135)	491	1,343	716	2,415	(248)	(81)	230	171	72
Plus:
Taxes other than income taxes	18	18	16	5	57	15	11	12	13	51
Depreciation, amortization and impairments	35	36	36	40	147	34	34	34	37	139
Selling, general and administrative expenses	13	13	14	22	62	7	7	9	7	30
Operating expenses	184	264	179	182	809	205	125	126	192	648
Equity in (earnings) losses of affiliates	16	(228)	(294)	(257)	(763)	117	65	(31)	13	164
Other segment (income) expense, net	(4)	2	4	—	2	(2)	(8)	—	(1)	(11)
Proportional share of refining gross margins contributed by equity affiliates	205	469	517	477	1,668	86	125	201	197	609
Special items:
Regulatory compliance costs	—	22	—	—	22	—	—	—	(27)	(27)
Realized refining margins	332	1,087	1,815	1,185	4,419	214	278	581	602	1,675

Total processed inputs (MB)	23,691	22,635	25,167	26,504	97,997	19,754	23,466	26,373	26,002	95,595
Adjusted total processed inputs (MB)*	42,267	40,629	46,857	47,359	177,112	35,711	43,189	46,592	47,738	173,230

Income (loss) before income taxes ($/BBL)**	(5.70)	21.69	53.36	27.01	24.64	(12.55)	(3.45)	8.72	6.58	0.75
Realized refining margins ($/BBL)***	7.89	26.72	38.76	25.03	24.96	5.97	6.40	12.47	12.60	9.65

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Income (loss) before income taxes	115	597	264	(68)	908	(385)	(264)	(107)	89	(667)
Plus:
Taxes other than income taxes	24	19	31	17	91	23	22	4	—	49
Depreciation, amortization and impairments	60	63	76	80	279	54	57	57	72	240
Selling, general and administrative expenses	7	8	7	9	31	10	9	10	8	37
Operating expenses	306	306	451	423	1,486	382	281	266	291	1,220
Other segment (income) expense, net	1	—	(1)	(1)	(1)	2	(2)	2	2	4
Special items:
Regulatory compliance costs	—	13	—	—	13	—	—	—	(13)	(13)
Realized refining margins	513	1,006	828	460	2,807	86	103	232	449	870

Total processed inputs (MB)	28,877	30,199	28,897	27,484	115,457	25,917	28,158	30,558	28,361	112,994
Adjusted total processed inputs (MB)	28,877	30,199	28,897	27,484	115,457	25,917	28,158	30,558	28,361	112,994

Income (loss) before income taxes ($/BBL)**	3.98	19.77	9.14	(2.47)	7.86	(14.86)	(9.38)	(3.50)	3.14	(5.90)
Realized refining margins ($/BBL)***	17.74	33.31	28.64	16.77	24.31	3.33	3.66	7.60	15.80	7.70

WORLDWIDE
Income (loss) before income taxes	173	3,096	2,907	1,640	7,816	(1,008)	(679)	(1,074)	408	(2,353)
Plus:
Taxes other than income taxes	88	73	80	47	288	85	77	44	37	243
Depreciation, amortization and impairments	203	217	221	238	879	222	225	1,508	317	2,272
Selling, general and administrative expenses	30	33	43	47	153	30	34	38	31	133
Operating expenses	1,103	1,186	1,214	1,264	4,767	1,149	933	954	1,165	4,201
Equity in (earnings) losses of affiliates	21	(223)	(291)	(254)	(747)	122	67	(27)	22	184
Other segment (income) expense, net	9	11	5	(29)	(4)	—	(24)	7	12	(5)
Proportional share of refining gross margins contributed by equity affiliates	228	495	539	499	1,761	129	167	220	216	732
Special items:
Certain tax impacts	—	—	—	—	—	—	—	—	(4)	(4)
Regulatory compliance costs	—	70	—	—	70	—	—	—	(88)	(88)
Realized refining margins	1,855	4,958	4,718	3,452	14,983	729	800	1,670	2,116	5,315

Total processed inputs (MB)	152,734	155,211	153,919	154,178	616,042	143,057	170,967	168,739	155,382	638,145
Adjusted total processed inputs (MB)*	171,310	173,205	175,609	175,033	695,157	159,014	190,690	188,958	177,118	715,780

Income (loss) before income taxes ($/BBL)**	1.13	19.95	18.89	10.64	12.69	(7.05)	(3.97)	(6.36)	2.63	(3.69)
Realized refining margins ($/BBL)***	10.83	28.62	26.87	19.73	21.55	4.58	4.20	8.84	11.95	7.42

* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Income (loss) before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income before income taxes	191	489	368	281	1,329	199	366	354	261	1,180
Plus:
Depreciation and amortization	3	3	4	4	14	3	5	3	3	14
Selling, general and administrative expenses	182	210	218	198	808	165	198	201	194	758
Equity in earnings of affiliates	(7)	(16)	(30)	(18)	(71)	(2)	(15)	(18)	(13)	(48)
Other operating revenues*	(107)	(139)	(141)	(121)	(508)	(86)	(110)	(120)	(108)	(424)
Other expense, net	6	6	6	6	24	4	2	2	1	9
Realized marketing fuel margins	268	553	425	350	1,596	283	446	422	338	1,489

Total fuel sales volumes (MB)	169,196	170,899	170,473	170,362	680,930	145,794	170,228	183,332	180,748	680,102

Income before income taxes ($/BBL)	1.13	2.86	2.16	1.65	1.95	1.36	2.15	1.93	1.44	1.74
Realized marketing fuel margins ($/BBL)**	1.59	3.24	2.49	2.05	2.34	1.94	2.62	2.29	1.87	2.19

INTERNATIONAL
Income before income taxes	23	185	334	223	765	48	48	128	179	403
Plus:
Depreciation and amortization	18	19	17	18	72	19	19	18	20	76
Selling, general and administrative expenses	63	62	59	67	251	60	60	64	69	253
Equity in earnings of affiliates	(26)	(32)	(31)	(26)	(115)	(24)	(31)	(30)	(28)	(113)
Other operating (revenues) expenses*	(12)	(9)	(35)	(6)	(62)	(5)	(10)	9	14	8
Other (income) expense, net	4	(3)	(3)	(5)	(7)	1	—	2	4	7
Marketing margins	70	222	341	271	904	99	86	191	258	634
Less: margin for nonfuel related sales	13	14	12	12	51	13	15	13	12	53
Realized marketing fuel margins	57	208	329	259	853	86	71	178	246	581

Total fuel sales volumes (MB)	24,926	25,329	26,501	26,106	102,862	21,474	24,539	26,427	25,089	97,529

Income before income taxes ($/BBL)	0.92	7.30	12.60	8.54	7.44	2.24	1.96	4.84	7.13	4.13
Realized marketing fuel margins ($/BBL)**	2.30	8.20	12.40	9.94	8.29	4.01	2.89	6.75	9.81	5.96

* Includes other nonfuel revenues and expenses.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

ADJUSTED EFFECTIVE TAX RATE NON-GAAP RECONCILIATION

RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

EFFECTIVE TAX RATES
Income (loss) before income taxes	828	4,106	7,158	2,547	14,639	(771)	436	448	1,627	1,740
Special items	17	121	(2,950)	64	(2,748)	244	66	1,329	123	1,762
Adjusted income (loss) before income taxes	845	4,227	4,208	2,611	11,891	(527)	502	1,777	1,750	3,502

Income tax expense (benefit)	171	924	1,618	535	3,248	(132)	62	(40)	256	146
Special items	4	3	(681)	39	(635)	48	33	326	98	505
Adjusted income tax expense (benefit)	175	927	937	574	2,613	(84)	95	286	354	651

Effective tax rate (%)	20.7%	22.5%	22.6%	21.0%	22.2%	17.1%	14.2%	(8.9)%	15.7%	8.4%
Adjusted effective tax rate (%)	20.7%	21.9%	22.3%	22.0%	22.0%	15.9%	18.9%	16.1%	20.2%	18.6%